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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Z. Jill Barclift or Robert W. Oberrender, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Shelf Registration Statement on Form S-3 with respect to shares of Common Stock and Subordinated Debt Securities of Metris Companies Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.

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                            SIGNATURE                                                     DATE
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
By:        /s/ THEODORE DEIKEL                                                   Dated: August 7, 1998
           -------------------------------------------
           Theodore Deikel
           CHAIRMAN OF THE BOARD OF DIRECTORS

By:        /s/ DUDLEY C. MECUM                                                   Dated: August 7, 1998
           -------------------------------------------
           Dudley C. Mecum
           DIRECTOR

By:        /s/ MICHAEL P. SHERMAN                                                Dated: August 7, 1998
           -------------------------------------------
           Michael P. Sherman
           DIRECTOR

By:        /s/ FRANK D. TRESTMAN                                                 Dated: August 7, 1998
           -------------------------------------------
           Frank D. Trestman
           DIRECTOR

By:        /s/ DEREK V. SMITH                                                    Dated: August 7, 1998
           -------------------------------------------
           Derek V. Smith
           DIRECTOR

By:        /s/ LEE R. ANDERSON                                                   Dated: August 7, 1998
           -------------------------------------------
           Lee R. Anderson
           DIRECTOR

By:        /s/ JOHN A. CLEARY                                                    Dated: August 7, 1998
           -------------------------------------------
           John A. Cleary
           DIRECTOR
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